UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 11, 2017

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 989-636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 11, 2017 for the purposes of (i) electing 13 directors to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year; (iii) holding an advisory vote to approve executive compensation; and (iv) holding an advisory vote on the frequency of future advisory votes to approve executive compensation.

All of management’s nominees for director as named in the Company’s Proxy Statement were elected by the votes set forth in the table below.

Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ajay Banga	857,305,507	9,213,543	4,212,368	157,564,263
Jacqueline K. Barton	832,233,138	32,907,832	5,590,448	157,564,263
James A. Bell	844,195,411	22,441,454	4,094,553	157,564,263
Richard K. Davis	764,660,979	102,023,466	4,046,973	157,564,263
Jeff M. Fettig	828,884,030	35,886,871	5,960,517	157,564,263
Andrew N. Liveris	806,730,204	57,195,398	6,805,816	157,564,263
Mark Loughridge	856,669,761	9,659,017	4,402,640	157,564,263
Raymond J. Milchovich	856,262,283	10,055,943	4,413,192	157,564,263
Robert S. (Steve) Miller	843,189,535	23,261,140	4,280,743	157,564,263
Paul Polman	843,241,767	23,290,627	4,199,024	157,564,263
Dennis H. Reilley	849,732,865	16,721,728	4,276,825	157,564,263
James M. Ringler	722,339,002	139,119,831	9,272,585	157,564,263
Ruth G. Shaw	833,089,893	33,837,440	3,804,085	157,564,263

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was ratified by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of independent registered public accounting firm	1,002,913,775	21,056,136	4,325,770	N/A

The Company’s executive compensation was approved, on an advisory basis, by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Advisory vote to approve executive compensation	757,782,491	104,064,876	8,884,051	157,564,263

Stockholders voted, on an advisory basis, on the frequency of future advisory votes to approve executive compensation by the votes set forth in the table below.

	1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
Frequency of future advisory votes to approve executive compensation	773,958,713	4,876,595	86,012,866	5,883,244	157,564,263

The Board of Directors has determined that the Company will continue holding advisory votes to approve executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY

Registrant

Date: May 15, 2017

/s/ AMY E WILSON
Amy E. Wilson
Corporate Secretary and Associate General Counsel